Exhibit 99.1

ZHONGHONG GROUP COMPLETES ACQUISITION OF

21% EQUITY INTEREST IN SEAWORLD ENTERTAINMENT, INC.

ORLANDO, Fla. and BEIJING – May 8, 2017 – SeaWorld Entertainment, Inc. (NYSE: SEAS) (“SeaWorld”), a leading theme park and entertainment company, today announced that a wholly owned subsidiary of Zhonghong Zhuoye Group Co., Ltd. (“Zhonghong Group”) has completed its previously announced acquisition of an approximately 21% equity interest in SeaWorld from certain funds affiliated with The Blackstone Group L.P. (“Blackstone”) at a price of $23.00 per share.

In connection with the closing of the share acquisition, Zhonghong Group executives Yoshikazu Maruyama, President of Zhonghong Group’s American operation, and Yongli Wang, Chief Strategy Officer of Zhonghong Group, will be appointed to the SeaWorld Board of Directors immediately after SeaWorld’s 2017 annual meeting of stockholders, providing the perspectives of a long-term shareholder and substantive expertise in global themed entertainment and business development in China. SeaWorld is also increasing the size of its Board from 10 directors to 11 directors, and Mr. Peter Wallace, Senior Managing Director in Blackstone’s Private Equity Group, has resigned as a director, in each case effective immediately after SeaWorld’s 2017 annual meeting of stockholders.

Further, as previously announced, SeaWorld has signed agreements with an affiliate of Zhonghong Group to support the creation of concept designs and provide development analysis for theme parks, water parks, and interactive parks, along with supporting the visioning of a preliminary family entertainment center concept, and to evaluate potential development opportunities with Zhonghong Group in China, Taiwan, Hong Kong, and Macau over the next three years. These agreements are expected to generate approximately $14 million in revenue for SeaWorld over the next three years.

About SeaWorld Entertainment, Inc.

SeaWorld Entertainment, Inc. (NYSE: SEAS) is a leading theme park and entertainment company providing experiences that matter, and inspiring guests to protect animals and the wild wonders of our world. SeaWorld is one of the world's foremost zoological organizations and a global leader in animal welfare, training, husbandry, and veterinary care. SeaWorld collectively cares for what it believes is one of the largest zoological collections in the world and has helped lead advances in the care of animals. SeaWorld also rescues and rehabilitates marine and terrestrial animals that are ill, injured, orphaned, or abandoned, with the goal of returning them to the wild. The SeaWorld® rescue team has helped more than 29,000 animals in need over the last 50 years.

SeaWorld Entertainment, Inc. owns or licenses a portfolio of recognized brands including SeaWorld, Busch Gardens®, and Sea Rescue®. Over its more than 50-year history, SeaWorld has built a diversified portfolio of 12 destination and regional theme parks that are grouped in key markets across the United States, many of which showcase its one-of-a-kind zoological collection. SeaWorld's theme parks feature a diverse array of rides, shows, and other attractions with broad demographic appeal which deliver memorable experiences and a strong value proposition for its guests.

About Zhonghong Group

Zhonghong Group was founded in 1993, and is a diversified holding company headquartered in Beijing, China, with investments in real estate, leisure, culture, and tourism industries. Most recently, the Zhonghong Group acquired Abercrombie & Kent, Group of Companies, S.A., a major international luxury and adventure tour operator. Zhonghong Group has over 13,500 employees globally with varied backgrounds ranging from tourism, finance, real estate, hospitality, leisure, and recreation.

Zhonghong Holding Co., Ltd. (SHE: 000979) is an affiliate of Zhonghong Group and was listed in 2010 on the Shenzhen Stock Exchange. The company is principally focused on real estate development and management of leisure, culture, and tourism projects throughout China, with a large portfolio of land holdings in China’s most strategic tourism destinations.

Forward-Looking Statements

In addition to historical information, this press release contains statements relating to future results that are “forward-looking statements” within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended, which are subject to the “safe harbor” created by those sections. SeaWorld generally uses the words such as “might,” “will,” “may,” “should,” “estimates,” “expects,” “continues,” “contemplates,” “anticipates,” “projects,” “plans,” “potential,” “predicts,” “intends,” “believes,” “forecasts,” “future”, “guidance”, “targeted” and variations of such words or similar expressions in this press release and any attachment to identify forward-looking statements. All statements, other than statements of historical facts included in this press release, including statements concerning plans, objectives, goals, expectations, beliefs, business strategies, future events, business conditions, business trends, the concept development and design agreements, SeaWorld’s expectations with respect to anticipated revenue resulting from the concept development and design agreements and other information are forward-looking statements. The forward-looking statements are not historical facts, and are based upon current expectations, estimates and projections, and various assumptions, many of which, by their nature, are inherently uncertain and beyond management’s control. All expectations, beliefs, estimates and projections are expressed in good faith and SeaWorld believes there is a reasonable basis for them. However, there can be no assurance that management’s expectations, beliefs, estimates and projections will result or be achieved and actual results may vary materially from what is expressed in or indicated by the forward-looking statements.

These forward-looking statements are subject to a number of risks, uncertainties and other important factors, many of which are beyond management’s control, that could cause actual results to differ materially from the forward-looking statements contained in this press release, including among others: a decline in discretionary consumer spending or consumer confidence; various factors beyond management’s control adversely affecting attendance and guest spending at SeaWorld’s theme parks, including the potential spread of contagious diseases; any risks affecting the markets in which SeaWorld operates, such as natural disasters, severe weather and travel-related disruptions or incidents; increased labor costs and employee health and welfare benefits; complex federal and state regulations governing the treatment of animals, which can change, and claims and lawsuits by activist groups; incidents or adverse publicity concerning SeaWorld’s theme parks; any adverse judgments or settlements resulting from legal proceedings; cyber security risks and the failure to maintain the integrity of internal or guest data; inability to protect SeaWorld’s intellectual property or the infringement on intellectual property rights of others; risks associated with SeaWorld’s cost optimization program, capital allocation plans, share repurchases and financing transactions; SeaWorld’s ability to execute on its strategy; the risk that Zhonghong Group’s affiliate may be unable to make the required payments under the concept development and design agreements; the possibility that the concept development and design agreements might be terminated early; and other risks, uncertainties and factors set forth in the section entitled “Risk Factors” in SeaWorld’s most recently available Annual Report on Form 10-K, as such risks, uncertainties and factors may be updated in SeaWorld’s periodic filings with the Securities and Exchange Commission (“SEC”).

Although SeaWorld believes that these statements are based upon reasonable assumptions, it cannot guarantee future results and readers are cautioned not to place undue reliance on these forward-looking statements, which reflect management’s opinions only as of the date of this press release. There can be no assurance that (i) SeaWorld has correctly measured or identified all of the factors affecting its business or the extent of these factors' likely impact, (ii) the available information with respect to these factors on which such analysis is based is complete or accurate, (iii) such analysis is correct or (iv) SeaWorld’s strategy, which is based in part on this analysis, will be successful. Except as required by law, SeaWorld undertakes no obligation to update or revise forward-looking statements to reflect new information or events or circumstances that occur after the date of this press release or to reflect the occurrence of unanticipated events or otherwise. Readers are advised to review SeaWorld’s filings with the SEC (which are available from the SEC’s EDGAR database at www.sec.gov and via SeaWorld’s website at www.seaworldentertainment.com).

CONTACTS:

Investor Relations:

Mark Trinske

Vice President of Investor Relations

855-797-8625

Investors@SeaWorld.com

Media:

Aimée Jeansonne Becka

Vice President of Public Relations

Aimee.Jeansonne-Becka@SeaWorld.com